UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2024

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue JacksonvilleSuite 354, , Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") is an amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2024 (the "Original Form 8-K").  This Form 8-K/A is being filed to correct the hyperlink for Exhibit 16.1 included in Item 9.01(d).  Other than the correction to the hyperlink, the remainder of the Original Form 8-K remains unchanged.

Item 4.01 Changes in Registrant's Certifying Accountant

On November 1, 2024, MSL, P.A. (“MSL”), ParkerVision, Inc.’s (the “Company”) independent registered public accounting firm, notified the Audit Committee of the Company’s board of directors (the “Committee”) and Company management that MSL (i) entered into a transaction with Forvis Mazars, LLP (“Forvis Mazars”), whereby substantially all of the shareholders and employees of MSL became partners and employees of Forvis Mazars effective such date, (ii) will no longer be providing accounting and auditing services and (iii) will cease its services as the Company’s accountants upon completion of the review of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.  The Committee has commenced a search for a successor independent registered public accounting firm.

The audit report of MSL on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2022 and December 31, 2023 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the qualification related to the substantial doubt about the Company's ability to continue as a going concern.

During the years ended December 31, 2022 and December 31, 2023 and for the subsequent interim period through November 1, 2024, (i) there were no disagreements with MSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MSL’s satisfaction, would have caused MSL to make reference to the subject matter thereof in connection with its report for such year and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

Pursuant to Item 304(a)(3) of Regulation S-K, a letter addressed to the Securities and Exchange Commission from MSL is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
16.1	Letter from MSL, P.A. to the Securities and Exchange Commission dated November 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2024
PARKERVISION, INC.

By /s/ Cynthia French
Cynthia French
Chief Financial Officer